UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
               (Date of earliest event reported): February 3, 2004


                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                      1-13219                  65-0039856
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



                              The Forum, Suite 1000
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
         ---------------------------------------------------------------
                (Address of principal executive office)(Zip Code)



       Registrant's telephone number, including area code: (561) 682-8000



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)









                                  Page 1 of 10
                             Exhibit Index on Page 4

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(a) - (b)         Not applicable.

(c)               Exhibits

                  The following exhibits are filed as part of this report:

                  99.1 Text of a press release by the Registrant dated February 3, 2004.

Item 12.          Disclosure of Results of Operations and Financial Condition

                  The news release of the Registrant dated February 3, 2004, announcing its fourth quarter and year 2003 results is attached hereto and filed herewith as Exhibit 99.1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       OCWEN FINANCIAL CORPORATION
                                       (Registrant)



                                       By: /s/ MARK S. ZEIDMAN
                                           -------------------------------------
                                           Mark S. Zeidman
                                           Senior Vice President and Chief
                                           Financial Officer


Date: February 3, 2003

INDEX TO EXHIBIT



     Exhibit No.      Description                                           Page
     -----------      -----------                                           ----

         99.1         News release of Ocwen Financial Corporation,            5
                      dated February 3, 2004, announcing its fourth quarter and year 2003 results and certain other information.